Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated May 15, 2019
to the
Barrett Growth Fund (the “Fund”)
Summary Prospectus and Prospectus
dated September 28, 2018

This supplement makes the following amendments to disclosures in the Fund’s Summary Prospectus and Prospectus dated September 28, 2018:

The disclosure under the Summary Prospectus Section entitled “Performance” beginning on page 3 is amended to read as follows:

The performance information demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance and the returns of a Lipper peer group (a group of mutual funds with characteristics similar to those of the Fund). The Fund is the successor to the Barrett Growth Fund, a series of the Barrett Funds (the “Predecessor Fund”). The performance information included herein reflects the performance of the Predecessor Fund for periods prior to the reorganization, which occurred on March 30, 2010. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained by calling the Fund toll-free at 1-877-363-6333.

Please retain this supplement with your Summary Prospectus and Prospectus

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